Vanguard Convertible Securities Fund

Supplement to the Prospectus and the Summary Prospectus

Important Change to Vanguard Convertible Securities Fund

Vanguard Convertible Securities Fund is now open to new accounts for institutional clients who invest directly with Vanguard.

The Fund will remain closed to prospective financial advisory and intermediary clients (other than clients who invest through a Vanguard brokerage account)
until further notice, and there is no specific time frame for when the Fund will reopen for new account registrations by these clients.

During the Fund’s closed period, current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call
Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at
800-662-7447. Institutional investors may call Vanguard’s Institutional Division at
888-809-8102 or may call their relationship managers directly.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 82 042013